Exhibit 2

British American Tobacco p.l.c. (the “Company”)

Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

On 30 March 2020 the independent Trustee of the British American Tobacco Group Employee Trust released the following number of British American Tobacco p.l.c. 25p ordinary shares (the “Shares”) granted to the following persons discharging managerial responsibilities under the 2017 Long-Term Incentive Plan (“2017 Award”). Subsequent sales of shares are also set out below.

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Luciano Comin
2	Reason for the notification
a)	Position/status	Regional Director, Americas and Sub-Saharan Africa
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
Transaction 1
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Exercise of options under the British American Tobacco Long-Term Incentive Plan (2017 Award)

c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£nil	5,229

d)	Aggregated information - Aggregated volume - Price	5,229 £nil
e)	Date of the transaction	2020-03-30
f)	Place of the transaction	London Stock Exchange (XLON)
Transaction 2
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Sale of shares to meet tax liability arising on exercise of Long-Term Incentive Plan options
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.5234	2,512

d)	Aggregated information - Aggregated volume - Price	2,512 £25.5234
e)	Date of the transaction	2020-03-30
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Alan Davy
2	Reason for the notification
a)	Position/status	Director, Operations
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
Transaction 1
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Exercise of options under the British American Tobacco Long-Term Incentive Plan (2017 Award)
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£nil	13,350

d)	Aggregated information - Aggregated volume - Price	13,350 £nil

e)	Date of the transaction	2020-03-30
f)	Place of the transaction	London Stock Exchange (XLON)
Transaction 2
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Sale of shares to meet tax liability arising on exercise of Long-Term Incentive Plan options
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.5234	6,413

d)	Aggregated information - Aggregated volume - Price	6,413 £25.5234
e)	Date of the transaction	2020-03-30
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities / person closely associated
a)	Name	Kingsley Wheaton
2	Reason for the notification
a)	Position/status	Chief Marketing Officer
b)	Initial notification/Amendment	Initial notification

3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Exercise of options under the British American Tobacco Long-Term Incentive Plan (2017 Award)
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£nil	14,946

d)	Aggregated information - Aggregated volume - Price	14,946 £nil
e)	Date of the transaction	2020-03-30
f)	Place of the transaction	London Stock Exchange (XLON)
Transaction 2
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Sale of shares to meet tax liability arising on exercise of Long-Term Incentive Plan options

c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£25.5234	7,180

d)	Aggregated information - Aggregated volume - Price	7,180 £25.5234
e)	Date of the transaction	2020-03-30
f)	Place of the transaction	London Stock Exchange (XLON)

Name of officer of issuer responsible for making notification: Bridget Creegan Date of notification: 2 April 2020